UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.2 (“Amendment No. 2”) amends the Current Report on Form 8-K of Iconix Brand Group, Inc., originally filed with the Securities and Exchange Commission on March 18, 2013 (the “Original Filing”), as amended by Amendment No. 1 to the Original Filing on May 13, 2013. The sole purpose of this Amendment No. 2 is to attach Exhibits 10.4 and 10.5, as indicated on the exhibit index contained in Item 9.01 below, to include certain information that was redacted in the Original Filing.

This Amendment No. 2 does not otherwise change or update the disclosure set forth in the Original Filing and does not otherwise reflect events occurring after the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated March 18, 2013, between Iconix Brand Group, Inc. and The Bank of New York Mellon Trust, N.A. (filed as Exhibit 4.1 to the Original Filing and incorporated by reference herein).

4.2	Global Note (filed as Exhibit 4.2 to the Original Filing and incorporated by reference herein).

10.1	Purchase Agreement, dated March 12, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc. (filed as Exhibit 10.1 to the Original Filing and incorporated by reference herein).

10.2	Confirmation of OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed as Exhibit 10.2 to the Original Filing and incorporated by reference herein).*

10.3	Confirmation of Additional OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed as Exhibit 10.3 to the Original Filing and incorporated by reference herein).*

10.4	Confirmation of OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed herewith).*

10.5	Confirmation of Additional OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed herewith).*

*	Portions of this exhibit (indicated by [***]) have been omitted pursuant to a request for confidential treatment and have been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

	By:	/s/ Warren Clamen
Date: June 28, 2013	Name:	Warren Clamen
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

4.1	Indenture, dated March 18, 2013, between Iconix Brand Group, Inc. and The Bank of New York Mellon Trust, N.A. (filed as Exhibit 4.1 to the Original Filing and incorporated by reference herein).

4.2	Global Note (filed as Exhibit 4.2 to the Original Filing and incorporated by reference herein).

10.1	Purchase Agreement, dated March 12, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc. (filed as Exhibit 10.1 to the Original Filing and incorporated by reference herein).

10.2	Confirmation of OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed as Exhibit 10.2 to the Original Filing and incorporated by reference herein).*

10.3	Confirmation of Additional OTC Convertible Note Hedge, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed as Exhibit 10.3 to the Original Filing and incorporated by reference herein).*

10.4	Confirmation of OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed herewith).*

10.5	Confirmation of Additional OTC Warrant Transaction, dated March 13, 2013, between Iconix Brand Group, Inc. and Barclays Capital Inc., acting as agent for Barclays Bank PLC (filed herewith).*

*	Portions of this exhibit (indicated by [***]) have been omitted pursuant to a request for confidential treatment and have been separately filed with the Securities and Exchange Commission.